EXHIBIT 99.2
UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Consolidated Statements of Income

	Three Months Ended			Six Months Ended
	June	June	March	June	June
	2009	2008	2009	2009	2008
Interest & Loan Fees Income	$92,532	$106,419	$94,705	$187,237	$219,965
Tax equivalent adjustment	2,902	3,638	2,964	5,866	7,598

Interest & Fees Income (FTE)	95,434	110,057	97,669	193,103	227,563
Interest expense	30,323	43,267	33,788	64,111	94,535

Net Interest Income (FTE)	65,111	66,790	63,881	128,992	133,028

Credit Loss Provision	23,251	4,351	8,028	31,279	6,451

Non-Interest Income:
Fees from trust & brokerage services	3,506	4,553	3,594	7,100	8,492
Fees from deposit services	10,255	10,002	9,303	19,558	19,085
Bankcard fees and merchant discounts	1,058	1,734	923	1,981	3,292
Other charges, commissions, and fees	526	589	451	977	1,077
Income (loss) from bank-owned life insurance	1,340	1,012	(102)	1,238	2,321
Mortgage banking income	167	156	137	304	249
Other non-interest revenue	2,293	1,183	1,015	3,308	2,368
Total other-than-temporary impairment losses	(1,137)	(37)	(95)	(1,232)	(61)
Portion of loss recognized in other comprehensive income	—	—	—	—	—
Net (losses) gains on sales/calls of investment securities	(158)	(9)	164	6	970

Total Non-Interest Income	17,850	19,183	15,390	33,240	37,793

Non-Interest Expense:
Employee compensation	14,751	15,534	14,947	29,698	30,978
Employee benefits	4,734	3,407	4,889	9,623	6,991
Net occupancy	4,154	3,974	4,552	8,706	8,271
Other expenses	16,244	16,428	14,902	31,146	33,047
Amortization of intangibles	662	940	704	1,366	1,958
OREO expense	869	1,043	1,237	2,106	1,285
FDIC expense	4,284	151	583	4,867	305

Total Non-Interest Expense	45,698	41,477	41,814	87,512	82,835

Income Before Income Taxes (FTE)	14,012	40,145	29,429	43,441	81,535

Tax equivalent adjustment	2,902	3,638	2,964	5,866	7,598

Income Before Income Taxes	11,110	36,507	26,465	37,575	73,937

Taxes	2,954	11,360	(3,168)	(214)	23,094

Net Income	$8,156	$25,147	$29,633	$37,789	$50,843

MEMO: Effective Tax Rate	26.59%	31.12%	(11.97%)	(0.57%)	31.23%

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Consolidated Balance Sheets

	June 30	June 30
	2009	2008	June 30	December 31	June 30
	Q-T-D Average	Q-T-D Average	2009	2008	2008
Cash & Cash Equivalents	$182,500	$202,676	$201,899	$213,534	$227,250

Securities Available for Sale	1,001,965	1,175,727	958,362	1,097,043	1,174,929
Held to Maturity Securities	103,138	143,320	102,168	116,407	139,805
Other Investment Securities	78,478	80,909	77,695	78,372	82,154

Total Securities	1,183,581	1,399,956	1,138,225	1,291,822	1,396,888

Total Cash and Securities	1,366,081	1,602,632	1,340,124	1,505,356	1,624,138

Loans held for sale	3,998	2,134	12,191	868	4,199

Commercial Loans	3,880,602	3,724,885	3,859,404	3,916,768	3,752,540
Mortgage Loans	1,711,452	1,742,232	1,682,878	1,754,100	1,746,862
Consumer Loans	357,725	359,712	352,940	349,690	353,316

Gross Loans	5,949,779	5,826,829	5,895,222	6,020,558	5,852,718

Unearned income	(5,491)	(6,788)	(5,066)	(6,403)	(6,734)

Loans, net of unearned income	5,944,288	5,820,041	5,890,156	6,014,155	5,845,984

Allowance for Loan Losses	(62,760)	(56,780)	(64,222)	(61,494)	(57,033)

Goodwill	312,192	312,309	312,140	312,263	312,371
Other Intangibles	6,362	9,450	6,019	7,384	8,920

Total Intangibles	318,554	321,759	318,159	319,647	321,291

Real Estate Owned	35,858	8,906	42,223	19,817	9,618
Other Assets	294,650	286,910	308,885	303,742	300,275

Total Assets	$7,900,669	$7,985,602	$7,847,516	$8,102,091	$8,048,472

MEMO: Earning Assets	$7,102,032	$7,208,212	$7,011,338	$7,267,990	$7,227,167

Interest-bearing Deposits	$4,690,644	$4,507,731	$4,669,705	$4,741,855	$4,595,039
Noninterest-bearing Deposits	1,025,773	854,850	1,066,205	906,099	877,940

Total Deposits	5,716,417	5,362,581	5,735,910	5,647,954	5,472,979

Short-term Borrowings	494,605	918,710	426,942	778,320	829,063
Long-term Borrowings	860,377	854,010	852,312	852,685	903,471

Total Borrowings	1,354,982	1,772,720	1,279,254	1,631,005	1,732,534

Other Liabilities	63,115	66,521	75,969	86,420	70,095

Total Liabilities	7,134,514	7,201,822	7,091,133	7,365,379	7,275,608

Preferred Equity	—	—	—	—	—
Common Equity	766,155	783,780	756,383	736,712	772,864

Total Shareholders’ Equity	766,155	783,780	756,383	736,712	772,864

Total Liabilities & Equity	$7,900,669	$7,985,602	$7,847,516	$8,102,091	$8,048,472

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended			Six Months Ended
	June	June	March	June	June
Quarterly/Year-to-Date Share Data:	2009	2008	2009	2009	2008
Earnings Per Share:
Basic	$0.19	$0.58	$0.68	$0.87	$1.18
Diluted	$0.19	$0.58	$0.68	$0.87	$1.17

Common Dividend Declared Per Share:	$0.29	$0.29	$0.29	$0.58	$0.58

High Common Stock Price	$27.75	$31.33	$33.64	$33.64	$33.07
Low Common Stock Price	$16.81	$22.95	$13.15	$13.15	$22.95

Average Shares Outstanding (Net of Treasury Stock):
Basic	43,396,901	43,264,809	43,407,224	43,402,034	43,255,830
Diluted	43,463,108	43,419,616	43,465,298	43,464,674	43,419,276

Memorandum Items:

Tax Applicable to Security Sales/Calls	$(55)	$(3)	$57	$2	$340

Common Dividends	$12,599	$12,548	$12,594	$25,193	$25,090

	June	June	March
EOP Share Data:	2009	2008	2009
Book Value Per Share	$17.42	$17.86	$17.44
Tangible Book Value Per Share	$10.09	$10.44	$10.10

52-week High Common Stock Price	$42.00	$33.61	$42.00
Date	09/19/08	10/05/07	09/19/08
52-week Low Common Stock Price	$13.15	$22.95	$13.15
Date	03/06/09	06/30/08	03/06/09

EOP Shares Outstanding (Net of Treasury Stock):	43,412,424	43,270,277	43,397,108

Memorandum Items:

EOP Employees (full-time equivalent)	1,502	1,568	1,512

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended			Six Months Ended
	June	June	March	June	June
	2009	2008	2009	2009	2008
Selected Yields and Net Interest Margin:
Loans	5.44%	6.34%	5.50%	5.47%	6.60%
Investment Securities	5.24%	5.39%	5.34%	5.29%	5.53%
Money Market Investments/FFS	0.11%	2.07%	0.45%	0.28%	2.53%
Average Earning Assets Yield	5.38%	6.13%	5.45%	5.42%	6.37%
Interest-bearing Deposits	1.79%	2.69%	2.08%	1.94%	2.92%
Short-term Borrowings	0.08%	1.64%	0.16%	0.12%	2.23%
Long-term Borrowings	4.34%	4.40%	4.20%	4.27%	4.59%
Average Liability Costs	2.01%	2.77%	2.19%	2.10%	3.04%
Net Interest Spread	3.37%	3.36%	3.26%	3.32%	3.33%
Net Interest Margin	3.67%	3.71%	3.56%	3.61%	3.72%

Selected Financial Ratios:

Return on Average Common Equity	4.27%	12.90%	16.25%	10.07%	13.12%
Return on Average Assets	0.41%	1.27%	1.50%	0.96%	1.29%
Efficiency Ratio	52.42%	45.91%	50.34%	51.41%	46.84%

	June		June		March
	2009		2008		2009
Loan / Deposit Ratio	102.69%		106.82%		105.56%
Allowance for Loan Losses/ Loans, net of unearned income	1.09%		0.98%		1.04%
Allowance for Credit Losses (1)/ Loans, net of unearned income	1.13%		1.01%		1.08%
Nonaccrual Loans / Loans, net of unearned income	0.73%		0.58%		0.67%
90-Day Past Due Loans/ Loans, net of unearned income	0.28%		0.27%		0.32%
Non-performing Loans/ Loans, net of unearned income	1.03%		0.84%		1.01%
Non-performing Assets/ Total Assets	1.31%		0.73%		1.16%
Primary Capital Ratio	10.40%		10.26%		10.21%
Shareholders’ Equity Ratio	9.64%		9.60%		9.48%
Price / Book Ratio	1.12	x	1.28	x	0.99	x
Price / Earnings Ratio	26.03	x	9.91	x	6.32	x

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	June	June	December	March
Asset Quality Data:	2009	2008	2008	2009
EOP Non-Accrual Loans	$42,825	$33,676	$42,317	$40,248
EOP 90-Day Past Due Loans	16,532	15,696	11,881	19,214
EOP Restructured Loans	1,095	—	—	1,134

Total EOP Non-performing Loans	$60,452	$49,372	$54,198	$60,596

EOP Other Real Estate & Assets Owned	42,223	9,618	19,817	31,768

Total EOP Non-performing Assets	$102,675	$58,990	$74,015	$92,364

	Three Months Ended			Six Months Ended
	June	June	March	June	June
Allowance for Credit Losses:(1)	2009	2008	2009	2009	2008
Beginning Balance	$64,682	$59,050	$63,603	$63,603	$58,744
Provision Expense	23,251	4,351	8,028	31,279	6,451

	87,933	63,401	71,631	94,882	65,195
Gross Charge-offs	(21,702)	(4,484)	(7,351)	(29,053)	(6,517)
Recoveries	303	244	402	705	483

Net Charge-offs	(21,399)	(4,240)	(6,949)	(28,348)	(6,034)

Ending Balance	$66,534	$59,161	$64,682	$66,534	$59,161

Note: (1) Includes allowances for loan losses and lending-related commitments.